UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2003

MSDW Structured Asset Corp. (Issuer in Respect of Saturns Trust No. 2003-11)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-64879 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the semi annual distribution reported to the holders of SATURNS Trust No. 2003-11, which was made on August 15, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Semi-Annual distribution report pursuant to the Trust Agreement for the distribution on August 15, 2003.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MSDW STRUCTURED ASSET CORP., REGISTRANT

Date: August 19, 2003	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
STATEMENT DATE: 15-AUG-03
			GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED	PAYMENT DATE:	15-AUG-03

135 S. LASALLE STREET, SUITE 1625
CHICAGO, IL 60603
USA

SERIES 2003-11
			PRIOR PAYMENT:	N/A
			NEXT PAYMENT:	17-FEB-04
			RECORD DATE:	12-AUG-03

ABN AMRO ACCT: 67-9267-90-6
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			ELIZABETH KWON 714-238-6752
	ANDY.STREEPEY@ABNAMRO.COM			ELIZABETH.KWON@ABNAMRO.COM

PAGE(S)
	ISSUE ID:	SAT00311			CLOSING DATE:	31-JUL-03
			STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
			CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	15-AUG-03
	MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	RATED FINAL PAYMENT: DATE:	15-FEB-33
		SAT00311_200308_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
			RATING INFORMATION	PAGE 6
			REALIZED LOSS DETAIL	PAGE 7

PARTIES TO THE TRANSACTION
DEPOSITOR: MS STRUCTURED ASSET CORP
UNDERWRITER: MORGAN STANLEY & CO. INCORPORATED
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POORS RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

LASALLE WEB SITE	WWW.ETRUSTEE.NET

LASALLE FACTOR LINE	(800)246-5761

	12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.					PAGE 1 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED							STATEMENT DATE:	15-AUG-03

			SERIES 2003-11							PAYMENT DATE:	15-AUG-03

WAC:		3.051040%								PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	17-FEB-04
WAMM:		708
										RECORD DATE:	12-AUG-03
			GRANTOR TRUST
			ABN AMRO ACCT: 67-9267-90-6

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		48,000,000.00		48,000,000.00	0.00	0.00	0.00	48,000,000.00	112,500.00	0.00	5.62500000%
804112209				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	2.343750000	0.000000000	FIXED

B UNIT		48,000,000.00	N	48,000,000.00	0.00	0.00	0.00	48,000,000.00	9,541.60	0.00	0.47708000%
804112AA8				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	0.198783333	0.000000000	FIXED

	TOTAL	48,000,000.00		48,000,000.00	0.00	0.00	0.00	48,000,000.00	122,041.60	0.00

								TOTAL P&I PAYMENT	122,041.60

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.										PAGE 2 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED	STATEMENT DATE:	15-AUG-03
PAYMENT DATE:	15-AUG-03
SERIES 2003-11	PRIOR PAYMENT:	N/A
NEXT PAYMENT:	17-FEB-04
RECORD DATE:	12-AUG-03
ABN AMRO ACCT: 67-9267-90-6

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	122,041.60	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
INTEREST NOT ADVANCED ( CURRENT PERIOD )	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	122,041.60
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	122,041.60
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	122,041.60
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	BEGINNING POOL	48,000,000.00	2	REDUCED BY SHORTFALLS IN FEES	0.00
RECOUP OF PRIOR ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00
UNSCHEDULED PRINCIPAL	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
DEFERRED INTEREST	0.00	PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	LIQUIDATIONS	0.00	0
TOTAL INTEREST DUE TRUST	122,041.60	PPIS DUE CERTIFICATE	0.00
REPURCHASES	0.00	0
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
ENDING POOL	48,000,000.00	2	PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	122,041.60

12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.	PAGE 3 OF 7

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED	STATEMENT DATE:	15-AUG-03
PAYMENT DATE:	15-AUG-03
SERIES 2003-11
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	17-FEB-04
RECORD DATE:	12-AUG-03

ABN AMRO ACCT: 67-9267-90-6
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

A UNIT	30/360	15	5.625000000%	112,500.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	112,500.00	112,500.00	0.00	0.00	NA	NA
B UNIT	30/360	15	0.477080000%	9,541.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	9,541.60	9,541.60	0.00	0.00	NA	NA
122,041.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	122,041.60	122,041.60	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) INCLUDES INTEREST ACCRUED ON OUTSTANDING INTEREST SHORTFALLS AND/OR LOSS ALLOCATIONS. WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 7
12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED				STATEMENT DATE:	15-AUG-03
	SERIES 2003-11			PAYMENT DATE:		15-AUG-03
				PRIOR PAYMENT:		N/A
				NEXT PAYMENT:		17-FEB-04
				RECORD DATE:		12-AUG-03
ABN AMRO ACCT: 67-9267-90-6
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.					PAGE 5 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED						STATEMENT DATE:	15-AUG-03
					SERIES 2003-11					PAYMENT DATE:	15-AUG-03
										PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	17-FEB-04
										RECORD DATE:	12-AUG-03
ABN AMRO ACCT: 67-9267-90-6
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	804112209	NR	AA3	A+
			B UNIT	804112AA8	NR	AA3	A+
			WARRANT	804112118	NR	NR	NR

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.								PAGE 6 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	15-AUG-03
			GOLDMAN SACHS GROUP, INC. DEBENTURE BACKED	PAYMENT DATE:	15-AUG-03
			SERIES 2003-11	PRIOR PAYMENT:	N/A
				NEXT PAYMENT:	17-FEB-04
				RECORD DATE:	12-AUG-03

ABN AMRO ACCT: 67-9267-90-6
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	12-AUG-2003 - 09:31 (N092-N094) 2003 LASALLE BANK N.A.			PAGE 7 OF 7